EXHIBIT 10.16
                                                                   -------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE AND ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE BORROWER, IS AVAILABLE.

                            BRIDGELINE SOFTWARE, INC.
                              CONVERTIBLE TERM NOTE


***$200,000.00***                                         Woburn, Massachusetts
                                                          September 3, 2002

         For value received, the undersigned, BRIDGELINE Software Inc., a Delaware corporation (referred to herein as the "Borrower"), the principal executive offices of which are located at 130 New Boston Street, Woburn, Massachusetts, hereby unconditionally promises to pay to the order of Thomas Massie (the "Lender"), at such address as the Lender shall specify in writing from time to time, the principal sum of ***$200,000.00*** or such lesser amount as shall have been advanced to the Borrower to the Lender in cash from time to time and that remains unpaid (the "Loan"), together with interest thereon at ***10%*** per annum payable as set forth herein. This Note will mature and become due and payable in full on September 7, 2006 (the "Maturity Date").

         This Note is secured by a Security Agreement between the Lender and the Borrower of even date herewith.

         1. Terms of Repayment. Principal of and interest upon this Note will be paid by the Borrower as follows:

               (a) Principal and Interest. Principal and Interest on the Note, in the amount of $5,072.52 per month for forty-eight (48) months shall be payable on the seventh (7th) day of each calendar month, beginning on October 7, 2002 until this Note has been paid in full in accordance with the payment schedule attached as Exhibit A. If payment of any amount owing on this Note shall be payable on a day that is not a business day in Boston, Massachusetts, then payment will be made by the Borrower by the next succeeding business day.

               (b) Optional Prepayments. The Borrower may prepay this Note at any time or from time to time, in whole or in part, upon five days' prior written notice to the Lender.

               (c) Change in Control. This Note shall be prepaid in full simultaneously with the occurrence of a Change in Control, as defined below.

               (d) Maturity. On the Maturity Date, payment of the entire unpaid principal of, interest on and all other sums due under this Note will become due and payable.

               (e) Order of Payments. Except as specifically set forth otherwise herein, all payments will be applied first to any late charges due hereunder, then to accrued interest, and then to principal.

               (f) Change in Control. For purposes of this Note, "Change in Control" shall mean (A) any sale, lease, exchange or other transfer (in one transaction or series of transactions) of all or substantially all of the assets of the Borrower; (ii) any consolidation or merger of the Borrower with any other entity (including, without limitation, a triangular merger) where the stockholders of the Borrower, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing a majority of the combined voting power of all of the outstanding securities of the entity issuing cash or securities in the consolidation or merger (or its ultimate parent corporation, if any); (iv) a person or entity (other than the Lender) becomes the owner, directly or indirectly, of securities of the Borrower representing forty percent (40%) or more of the total voting power represented by the Borrower's then outstanding voting securities.

         2.    Conversion.

               (a) The Lender shall have the option, at any time or from time to time until this Note shall have been paid in full to convert the outstanding principal and accrued interest of this Note into fully-paid and nonassessable shares of the Borrower's voting common stock (the "Shares") at the rate of one
(1) Share for every One Dollar ($1.00) of such indebtedness then outstanding.

               (b) As promptly as practicable after the surrender of this Note by the Lender, the Borrower shall deliver or cause to be delivered to the holder, certificates for the full number of Shares issuable upon conversion of this Note, in accordance with the provisions hereof. Such conversion shall be deemed to have been made at the time that this Note was surrendered for conversion and the notice specified herein shall have been received by the Borrower.

               (c) The number of Shares issuable upon conversion of this Note or repayment by the Borrower in Shares shall be proportionately adjusted if the Borrower shall declare a dividend of capital stock on its capital stock, or subdivide its outstanding capital stock into a larger number of Shares by reclassification, stock split or otherwise, which adjustment shall be made effective immediately after the record date in the case of a dividend, and immediately after the effective date in the case of a subdivision. The number of Shares issuable upon conversion of this Note or any part thereof shall be proportionately adjusted in the amount of securities for which the Shares has been changed or exchanged in another transaction for other stock or securities, cash and/or any other property pursuant to a merger, consolidation or other combination. The Borrower shall promptly provide the holder of this Note with notice of any events mandating an adjustment to the conversion ratio, or for any planned merger, consolidation, Share exchange or sale of the Borrower.

         3. Events of Default. Each and any of the following will constitute a default and, after expiration of a grace period, if any, will constitute an "Event of Default" hereunder:

               (a) failure to pay any amount as herein set forth, which default is not cured within five (5) days after notice of default is given in writing;

               (b) default in the performance of any other obligation of the Borrower to the Lender under this Note, which default is not cured within thirty
(30) days after notice of default is given in writing;

               (c) insolvency (however evidenced) or the commission of any act of insolvency;

               (d) the making of a general assignment for the benefit of creditors;

               (e) the filing of any petition or the commencement of any proceeding by the Borrower for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions; or

               (f) the filing of any petition or the commencement of any proceeding against the Borrower for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions, which proceeding is not dismissed within sixty (60) days.

         4. Lender's Rights Upon Default. Upon the occurrence of any Event of Default, the Lender may, at its sole and exclusive option, but subject to the provisions of Section 2, (a) accelerate the maturity of this Note and demand immediate payment in full, whereupon the outstanding principal amount of this Note and all obligations of the Borrower to Lender, together with accrued interest thereon and accrued charges and costs, will become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived and (b) exercise all legally available rights and privileges.

         5. Default Interest Rate. Upon an Event of Default, without any further action on the part of the Lender, interest will thereafter accrue on the unpaid principal balance (and on any accrued but unpaid interest) at a default rate equal to the stated interest rate hereof plus five percentage points (5%) per annum (the "Default Rate"), until all outstanding principal, interest and fees under this Note are repaid in full by the Borrower.

         6. Usury. In no event will the amount of interest paid or agreed to be paid hereunder exceed the highest lawful rate permissible under applicable law. Any excess amount of deemed interest will be null and void and will not interfere with or affect the Borrower's obligation to repay the principal of and interest on this Note.

         7. Covenant. Until payment in full on this Note, the Borrower will provide to the Lender: (i) as soon as available and, in any event, within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower as of the end of such quarter and the related consolidated statements of income and stockholders' equity and of cash flows of the Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied, and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower; and (ii) as soon as available and, in any event, within sixty (60) days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower, including therein a consolidated balance sheet of the Borrower as of the end of such fiscal year and consolidated statements of income and stockholders' equity and of cash flows of the Borrower for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized national standing;

         8. Costs of Enforcement. The Borrower hereby covenants and agrees to indemnify, defend and hold the Lender harmless from and against all costs and expenses, including reasonable attorneys' fees and their costs, together with interest thereon at the annual prime rate of interest (the "Prime Rate") (as published in the Wall Street Journal), incurred by the Lender in enforcing its rights under this Note; or if the Lender is made a party as a defendant in any action or proceeding arising out of or in connection with its status as a lender, or if the Lender is requested to respond to any subpoena or other legal process issued in connection with this Note; or the Lender's reasonable disbursements arising out of any costs and expenses, including reasonable attorneys' fees and their costs incurred in any bankruptcy case involving the Borrower; or for any legal or appraisal reviews, advice or counsel performed for the Lender following a request by the Borrower for waiver, modification or amendment of this Note.

         9. Governing Law. This Note will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of law principles. The Lender and the Borrower consent and agree to the exclusive jurisdiction of the federal and state courts located in Boston, Massachusetts in connection with any matter arising hereunder, including the collection and enforcement hereof. The Borrower hereby waives any and all right to trial by jury in any civil action arising out of, or based upon, this Note.

         10.   Miscellaneous.

               (a) The Borrower hereby waives protest, notice of protest, presentment, dishonor, and demand.

               (b) Time is of the essence for each of the Borrower's covenants under this Note.

               (c) The rights and privileges of the Lender under this Note will inure to the benefit of its corporate successors. All obligations of the Borrower in connection with this Note will bind the Borrower's successors and assigns.

               (d) If any provision of this Note will for any reason be held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof, but this Note will be construed as if such invalid or unenforceable provision had never been contained herein.

               (e) The waiver of any Event of Default or the failure of the Lender to exercise any right or remedy to which it may be entitled will not be deemed a waiver of any subsequent Event of Default or the Lender's right to exercise that or any other right or remedy to which the Lender is entitled. No delay or omission by the Lender in exercising, or failure by the Lender to exercise on any one or more occasions, any rights hereunder will be construed as a waiver or novation of this Note or prevent the subsequent exercise of any or all such rights.

               (f) This Note may not be waived, changed, modified, or discharged orally, but only in writing.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first set forth above.



SIGNATURE OF LENDER:                   SIGNATURE OF BORROWER:
--------------------                   ----------------------

THOMAS L. MASSIE                       BRIDGELINE SOFTWARE INC.


By: /S/ THOMAS L. MASSIE               By: /S/ GARY M. CEBULA
   -------------------------------        -------------------------------
Date: 9-3-02                           Its: Sr. V.P. & CFO
     -----------------------------         ------------------------------
                                       Date: 9-3-02
                                            -----------------------------

                                             *Not Personally Guaranteed

EXHIBIT A

LOAN DATA
--------------------------------------------------------------------------------
      Loan amount:              |  $200,000.00
      Annual interest rate:     |  10.000%
      Term in years:            |  4
      Payments per year:        |  12
      Principal & Interest Pmt  |  $5,072.52
      First payment due:        |  10/07/2002
TABLE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                PAYMENT                BEGINNING                                            ENDING          CUMULATIVE
 NO.              DATE                  BALANCE           INTEREST       PRINCIPAL         BALANCE           INTEREST
---------------------------------------------------------------------------------------------------------------------------
  1             10/07/02              200,000.00          1,666.67        3,405.85        196,594.15         1,666.67
  2             11/07/02              196,594.15          1,638.28        3,434.24        193,159.91         3,304.95
  3             12/07/02              193,159.91          1,609.67        3,462.85        189,697.06         4,914.62
---------------------------------------------------------------------------------------------------------------------------
  4             01/07/03              189,697.06          1,580.81        3,491.71        186,205.35         6,495.43
  5             02/07/03              186,205.35          1,551.71        3,520.81        182,684.54         8,047.14
  6             03/07/03              182,684.54          1,522.37        3,550.15        179,134.39         9,569.51
---------------------------------------------------------------------------------------------------------------------------
  7             04/07/03              179,134.39          1,492.79        3,579.73        175,554.66         11,062.30
  8             05/07/03              175,554.66          1,462.96        3,609.56        171,945.10         12,525.26
  9             06/07/03              171,945.10          1,432.88        3,639.64        168,305.46         13,958.14
---------------------------------------------------------------------------------------------------------------------------
  10            07/07/03              168,305.46          1,402.55        3,669.97        164,635.49         15,360.69
  11            08/07/03              164,635.49          1,371.96        3,700.56        160,934.93         16,732.65
  12            09/07/03              160,934.93          1,341.12        3,731.40        157,203.53         18,073.77
---------------------------------------------------------------------------------------------------------------------------
  13            10/07/03              157,203.53          1,310.03        3,762.49        153,441.04         19,383.80
  14            11/07/03              153,441.04          1,278.68        3,793.84        149,647.20         20,662.48
  15            12/07/03              149,647.20          1,247.06        3,825.46        145,821.74         21,909.54
---------------------------------------------------------------------------------------------------------------------------
  16            01/07/04              145,821.74          1,215.18        3,857.34        141,964.40         23,124.72
  17            02/07/04              141,964.40          1,183.04        3,889.48        138,074.92         24,307.76
  18            03/07/04              138,074.92          1,150.62        3,921.90        134,153.02         25,458.38
---------------------------------------------------------------------------------------------------------------------------
  19            04/07/04              134,153.02          1,117.94        3,954.58        130,198.44         26,576.32
  20            05/07/04              130,198.44          1,084.99        3,987.53        126,210.91         27,661.31
  21            06/07/04              126,210.91          1,051.76        4,020.76        122,190.15         28,713.07
---------------------------------------------------------------------------------------------------------------------------
  22            07/07/04              122,190.15          1,018.25        4,054.27        118,135.88         29,731.32
  23            08/07/04              118,135.88           984.47         4,088.05        114,047.83         30,715.79
  24            09/07/04              114,047.83           950.40         4,122.12        109,925.71         31,666.19
---------------------------------------------------------------------------------------------------------------------------
  25            10/07/04              109,925.71           916.05         4,156.47        105,769.24         32,582.24
  26            11/07/04              105,769.24           881.41         4,191.11        101,578.13         33,463.65
  27            12/07/04              101,578.13           846.48         4,226.04        97,352.09          34,310.13
---------------------------------------------------------------------------------------------------------------------------
  28            01/07/05               97,352.09           811.27         4,261.25        93,090.84          35,121.40
  29            02/07/05               93,090.84           775.76         4,296.76        88,794.08          35,897.16
  30            03/07/05               88,794.08           739.95         4,332.57        84,461.51          36,637.11
---------------------------------------------------------------------------------------------------------------------------
  31            04/07/05               84,461.51           703.85         4,368.67        80,092.84          37,340.96
  32            05/07/05               80,092.84           667.44         4,405.08        75,687.76          38,008.40
  33            06/07/05               75,687.76           630.73         4,441.79        71,245.97          38,639.13
---------------------------------------------------------------------------------------------------------------------------
  34            07/07/05               71,245.97           593.72         4,478.80        66,767.17          39,232.85

                                                         EXHIBIT A
                                                        (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                PAYMENT                BEGINNING                                            ENDING          CUMULATIVE
 NO.              DATE                  BALANCE           INTEREST       PRINCIPAL         BALANCE           INTEREST
---------------------------------------------------------------------------------------------------------------------------
  35            08/07/05               66,767.17           556.39         4,516.13        62,251.04          39,789.24
  36            09/07/05               62,251.04           518.76         4,553.76        57,697.28          40,308.00
---------------------------------------------------------------------------------------------------------------------------
  37            10/07/05               57,697.28           480.81         4,591.71        53,105.57          40,788.81
  38            11/07/05               53,105.57           442.55         4,629.97        48,475.60          41,231.36
  39            12/07/05               48,475.60           403.96         4,668.56        43,807.04          41,635.32
---------------------------------------------------------------------------------------------------------------------------
  40            01/07/06               43,807.04           365.06         4,707.46        39,099.58          42,000.38
  41            02/07/06               39,099.58           325.83         4,746.69        34,352.89          42,326.21
  42            03/07/06               34,352.89           286.27         4,786.25        29,566.64          42,612.48
---------------------------------------------------------------------------------------------------------------------------
  43            04/07/06               29,566.64           246.39         4,826.13        24,740.51          42,858.87
  44            05/07/06               24,740.51           206.17         4,866.35        19,874.16          43,065.04
  45            06/07/06               19,874.16           165.62         4,906.90        14,967.26          43,230.66
---------------------------------------------------------------------------------------------------------------------------
  46            07/07/06               14,967.26           124.73         4,947.79        10,019.47          43,355.39
  47            08/07/06               10,019.47           83.50          4,989.02         5,030.45          43,438.89
  48            09/07/06               5,030.45            41.92          5,030.45           0.00            43,480.81
---------------------------------------------------------------------------------------------------------------------------